UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2025

ZEO ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40927	98-1601409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Little Rd, Suite 200A New Port Richey, FL	34654
(Address of principal executive offices)	(Zip Code)

(727) 375-9375

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZEO	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50, subject to adjustment	ZEOWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed on a current report under the Form 8-K on March 20, 2024,  Zeo Energy Corp., a Delaware corporation (the “Company”) entered into a second amendment to the engagement letter (as amended, the “Engagement Letter”) with Piper Sandler & Co. (“Piper”). Pursuant to the Engagement Letter the Company had previously paid Piper $500,000 in cash and issued Piper 50,000 shares of Class A common stock as consideration for the buy-side advisory services that Piper had performed (the “Services”). The Company entered into an Engagement Letter Third Amendment (the “Amendment”) with Piper, effective August 11, 2025, pursuant to which the parties agreed to amend the Engagement Letter such that the Company will (i) pay $1.6875 million to Piper in cash, and (ii) issue to Piper Sandler 677,711 shares of Zeo Class A common stock (the “Zeo Shares”) (the cash payment and issuance of Zeo Shares, collectively the “Heliogen Buyside Advisory Fee”) as consideration for the Services. Piper has agreed to a lockup, with respect to 338,855 of the Zeo Shares, agreeing not to sell such Zel shares of the Zeo Shares before September 22, 2025. Subject to the receipt by Piper of the Heliogen Buyside Advisory Fee and certain other conditions as set forth under the Amendment, Piper agreed to release the Company and any of its subsidiaries, or agents from any claims related to or arising from fee and expense reimbursement obligations under the Engagement Letter and the Amendment.

The Company has also agreed to file a registration statement with the Securities and Exchange Commission (“SEC”), on or before September 7, 2025, to register the Zeo Shares for resale and to use its best commercial efforts to have the registration statement declared effective by the SEC on or before September 22, 2025.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated herein by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Engagement Letter Third Amendment, dated as of August 11, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEO ENERGY CORP.

Dated: August 19, 2025	By:	/s/ Timothy Bridgewater
Timothy Bridgewater
Chief Executive Officer

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